Exhibit 99.1
EXECUTION VERSION
MGG INVESTMENT GROUP LP
One Penn Plaza, 53rd Floor
New York, New York 10119
October 6, 2023
Spark Networks, Inc.
3731 W South Jordan Pkwy
Ste 102-405
South Jordan, UT 84009
Attention: Colleen Brown
Email: birdnowbrown@gmail.com

Re:	Amended and Restated Forbearance Agreement and Collateral Agent Advance Agreement
Ladies and Gentlemen:
Reference is hereby made to (a) that certain Financing Agreement, dated as of March 11, 2022, as amended by that certain Amended and Restated Amendment No. 1 to Financing Agreement, dated as of August 19, 2022, as further amended by that certain Amendment No. 2 to Financing Agreement and Forbearance Agreement, dated March 29, 2023, as further amended by that certain Amendment No. 3 to Forbearance Agreement and Financing Agreement, dated as of June 15, 2023, as further amended by that certain Amendment No. 8 to Forbearance Agreement and Amendment No. 4 to Financing Agreement, dated as of August 11, 2023, as further amended by that certain Amendment No. 9 to Forbearance Agreement and Amendment No. 5 to Financing Agreement, dated as of September 1, 2023, as further amended by that certain Amendment No. 13 to Forbearance Agreement and Amendment No. 6 to Financing Agreement, dated as of September 29, 2023 (as further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Financing Agreement”), by and among Spark Networks SE, a Societas Europaea (Europiiische Gesellschaft) with registered seat in Munich, Federal Republic of Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich, Federal Republic of Germany under HRB 232591 (the “Parent”), Spark Networks, Inc., a Delaware corporation (“Spark Networks”), Zoosk, Inc., a Delaware corporation (“Zoosk”, and together with the Parent, Spark Networks, and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each, a “Borrower” and, collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each, a “Guarantor” and, collectively, the “Guarantors”), the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), MGG Investment Group LP, a Delaware limited partnership (“MGG”), as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and MGG, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent” and, together with the Collateral Agent, each, an “Agent” and, collectively, the “Agents”) and (b) that certain Amendment No. 2 to Financing Agreement and Forbearance Agreement, dated March 29, 2023, as amended by that certain Amendment No. 1 to Forbearance Agreement, dated as of May 15, 2023, as further amended by that certain Amendment No. 2 to Forbearance Agreement, dated as of May 25, 2023, as further amended by that certain Amendment No. 3 to Forbearance Agreement and Financing Agreement, dated as of June 15, 2023, as further amended by that certain Amendment No. 4 to Forbearance Agreement, dated as of July 14, 2023, as further amended by that certain Amendment No. 5 to Forbearance Agreement, dated as of July 21, 2023, as further amended by that certain Amendment No. 6 to Forbearance Agreement, dated as of July 28, 2023, as further amended by that certain Amendment No. 7 to Forbearance Agreement, dated as of August 4, 2023, as further amended by that certain Amendment No. 8 to Forbearance Agreement and Amendment No. 4 to Financing Agreement, dated as of August 11, 2023, as further amended by that certain Amendment No. 9 to Forbearance Agreement and Amendment No. 5 to Financing Agreement, dated as of September 1, 2023, as further amended by that certain Amendment No. 10 to Forbearance Agreement, dated as of September 8, 2023, as further amended by that certain Amendment No. 11 to Forbearance Agreement, dated as of September 15, 2023, as further amended by that certain Amendment No. 12 to Forbearance Agreement, dated as of September 22, 2023, as further amended by that certain Amendment No. 13 to Forbearance Agreement and Amendment No. 6 to Financing Agreement, dated as of September 29, 2023, by and among the Agents, the Lenders, the Borrowers and the Guarantors (the “Forbearance Agreement”). Any and all capitalized terms used in this letter agreement (this “Agreement”) which are defined in the Financing Agreement or the Forbearance Agreement and which are not otherwise defined in this Amendment shall have the same meaning in the Financing Agreement and Forbearance Agreement, as applicable.
This Agreement confirms that certain Events of Default have occurred and are continuing under the Financing Agreement as further described below, and that certain facts and circumstances exist, or may occur during the Forbearance Period (as hereinafter defined) that may become Events of Default under the Financing Agreement as further described below. Although under the Financing Agreement, at the request of the Required Lenders upon the occurrence and during the continuance of an Event of Default, the Obligations may be accelerated, and the Agents may exercise all of their enforcement rights, powers, privileges and remedies under the Loan Documents and applicable law (collectively, the “Remedies”), each of the Borrowers and the Guarantors have requested the Agents and the Lenders to forbear from exercising any Remedies and, subject to the terms and conditions set forth herein, the Agents and the Lenders are willing to forbear from exercising any Remedies during the Forbearance Period.
In connection with the Agents’ and the Lenders’ agreement to forbear from exercising Remedies as a result of such Events of Default, the Parent has advised the Agents and the Lenders that the Parent intends to file a financial restructuring plan (a “Restructuring Plan”) with the local court of Berlin-Charlottenburg - restructuring court (Restrukturierungsgericht) in Germany (the “Restructuring Court”) in a pre-insolvency restructuring proceeding pursuant to the German Act on the Stabilization and Restructuring Framework for Businesses (Gesetz fiber den Stabilisierungs- and Restrukturierungsrahmen fur Unternehmen - “StaRUG”) (a “StaRUG Proceeding”).

In order to provide the Loan Parties with the working capital needed to consummate the Restructuring Plan pursuant to the StaRUG Proceeding, the Collateral Agent has agreed to make Collateral Agent Advances pursuant to the Financing Agreement.
NOW THEREFORE, the Loan Parties, the Administrative Agent and the Lenders hereby agree as follows:
1.            Acknowledgement of Events of Default and Occurrences that May Become Events of Default. Each of the Loan Parties hereby acknowledge that (a) certain of the circumstances set out in Schedule A are currently existing and constitute continuing Events of Default under the Financing Agreement (the “Existing Events of Default”), and (b) certain of the circumstances set out on Schedule A may exist or occur during the Forbearance Period, and upon the occurrence thereof, will constitute Events of Default under the Financing Agreement (such circumstances, together with the Existing Events of Default and any other circumstance that may become an Event of Default that is (i) identified in writing to the Agents by the Loan Parties after the date of the Agreement, and (ii) approved by the Agents in their sole discretion (which approval may be evidenced by emails from the Agents), are referred to herein as the “Specified Events”). As a result of the occurrence of the Existing Events of Default, (a) each Agent is entitled to exercise rights under the Financing Agreement and the Loan Documents, including, but not limited to, charging interest on the principal of, and all accrued and unpaid interest on, the Loans, fees, indemnities and all other Obligations at the Post-Default Rate pursuant to Section 2.04(b) of the Financing Agreement, effective as of the date of the Existing Events of Default and (b) the Agents expressly reserve the right to (i) charge interest at the Post-Default Rate effective as of the date of the Specified Events, and (ii) exercise any other rights under the Financing Agreement and the other Loan Documents unless the Specified Events and each other Event of Default that has occurred and is continuing under the Financing Agreement has been waived in writing in accordance with the terms of the Financing Agreement.
2.            Forbearance and Suspension of Compliance.Notwithstanding the occurrence of the Specified Events, but subject to Sections 4, 5 and 6 hereof and the other provisions of the Financing Agreement, the Agents and the Lenders hereby agree to forbear from exercising any of the Remedies during the Forbearance Period, but solely with respect to any Existing Event of Default and any Event of Default that arises because of any Specified Event. Subject to the foregoing, neither this Agreement nor any course of dealing between or among any of the parties hereto is intended to operate, nor shall they be construed, as a waiver of any Existing Event of Default or any Event of Default occurring by reason of any Specified Event or any other existing or future Defaults or Events of Default (however defined) under any of the Loan Documents, as to which all rights and remedies of the Agents and the Lenders shall remain reserved.
3.            Forbearance Period. The agreement and forbearance granted pursuant to Section 2 above (the “Forbearance”) shall commence on the Forbearance Effective Date (as defined in Section 4 below) and continue until the first date on which any Termination Event (as defined in Section 6 hereof) shall have occurred (such date, the “Termination Date” and such period, the “Forbearance Period”). The parties hereto agree that notices under the Financing Agreement (including notices pursuant to this Agreement) may be provided both by the means specified in Section 12.01 of the Financing Agreement and by delivery of such notice to the email address specified under the name of the applicable Person on the signature pages hereto (so long as the Agents are copied on all such notices).
4.            Conditions to Effectiveness. This Agreement, and the Forbearance granted pursuant hereto, shall become effective only upon satisfaction in full of the following conditions precedent, unless waived in writing by the Agents (the first date upon which all such conditions have been satisfied or waived, as the case may be, by the Agents being herein called the “Forbearance Effective Date”):
(a)            The representations and warranties contained in this Agreement and in the Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Forbearance Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date) (except to the extent any such representation or warranty is incorrect solely by reason of the occurrence and continuance of any Specified Event); and no Default or Event of Default (other than Existing Events of Default and Events of Default that may arise because of any Specified Event) shall have occurred and be continuing on the Forbearance Effective Date or result from this Agreement becoming effective in accordance with its terms.
(b)            The Agents and the Lenders have been granted reliance on the restructuring opinion by Ernst Young GmbH Wirtschaftsprufungsgesellschaft (“Restructuring Expert”) dated August 11, 2023.
(c)            The Agents shall have received a liquidity confirmation (Durchfinanzierungsbestatigung) by the Financial Advisor confirming, subject to the making of the Collateral Agent Advances provided for in this Agreement, the Loan Parties’ liquidity until the earlier of (x) December 8, 2023 and (y) the consummation of the Restructuring Plan pursuant to the StaRUG Proceeding.
(d)            The Agents shall have received a 17-week cash flow plan of the Loan Parties (the “Cash Flow Plan”), reasonably acceptable to the Agents and validated by the Financial Advisor.
(e)            The Agents and the Lenders shall have executed this Agreement and received counterparts to this Agreement which bear the signatures of each of the Loan Parties.
5.            Agreements. The Loan Parties hereby covenant and agree, in consideration of the Forbearance granted hereunder, as follows:

(a)            By no later than October 9, 2023, the Loan Parties shall cause the restructuring notification (Restrukturierungsanzeige) to be delivered to the Restructuring Court regarding the StaRUG Proceeding.
(b)            By no later than October 20, 2023 (or such later date as agreed to in writing by the Agents in their sole discretion), the Loan Parties shall have (i) completed the drafting of the Restructuring Plan for the StaRUG Proceeding, which Restructuring Plan shall be in form and substance satisfactory to the Agents, and (ii) filed a motion to the Restructuring Court to schedule a meeting to discuss and vote on the Restructuring Plan (Erlauterungs- and Abstimmungstermin — “Discussion and Voting Meeting”) pursuant to section 45 StaRUG.
(c)            By no later than November 10, 2023 (or such later date as agreed to in writing by the Agents in their sole discretion), the parties affected by the Restructuring Plan (Planbetroffenen) shall have held the Discussion and Voting Meeting and shall have voted on the Restructuring Plan for the StaRUG Proceeding.
(d)            By no later than December 8, 2023 (or such later date as agreed to in writing by the Agents in their sole discretion), the Restructuring Court shall have approved the Restructuring Plan and such Restructuring Plan shall be consummated pursuant to the StaRUG Proceeding.
6.            Termination Events. The Loan Parties acknowledge and agree that the Forbearance Period shall automatically terminate on the earliest of the occurrence of any of the following events (each of which would constitute a “Termination Event”):
(a)            5:00 pm New York City time on December 8, 2023.
(b)            The Loan Parties shall fail to comply with the agreements set forth in Section 5 hereof and the Agents shall have provided the Loan Parties with written notice of such failure.
(c)            Any Event of Default (other than an Existing Event of Default or an Event of Default arising by reason of a Specified Event) shall occur and the Agents shall have provided the Loan Parties with written notice of such Event of Default.
(d)            The Restructuring Court fails to approve the Restructuring Plan or cancels or dismisses the StaRUG proceeding.
(e)            The Parent is no longer pursuing the Restructuring Plan pursuant to the StaRUG Proceeding.
(f)            An appointment of an administrator, liquidator, provisional liquidator, receiver, administrative receiver or similar officer in respect of any Loan Party or the winding up, liquidation, provisional liquidation, dissolution, administration, reorganization, composition, compromise, or arrangement of or with any Loan Party or any equivalent or analogous appointment or proceedings under the law of any other jurisdiction, save for the StaRUG Proceeding or any proceeding commenced by the Loan Parties in consultation with the Lender under Chapter 15 of the United States Bankruptcy Code (a “Chapter 15 Proceeding”), has occurred.
7.            Collateral Agent Advances.
(a)            Pursuant to Section 10.08 of the Financing Agreement and subject to the conditions in Section 8(b) below, commencing on the Forbearance Effective Date, upon the written request substantially in the form of Annex I hereto (the “Collateral Agent Advance Request”) of the Borrowers not later than 12:00 noon (New York City time) on the date that is two (2) Business Days prior to the date of such Collateral Agent Advance the Collateral Agent hereby agrees to make Collateral Agent Advances from time to time in an aggregate principal amount not to exceed $11,000,000; provided, that, the Collateral Agent may, in its sole discretion upon the request of the Borrowers’ demonstrating the need for such additional Collateral Agent Advances, make Collateral Agent Advances in an aggregate amount in excess of $11,000,000 but not in an aggregate amount in excess of $14,000,000. Any Collateral Agent Advance Request shall be made no more frequently than once a week unless otherwise agreed by Collateral Agent. Such Collateral Agent Advances will not be made to the Parent and will be made to Spark Networks. Such Collateral Agent Advances shall be used solely to pay working capital expenses of the Loan Parties in order to maximize repayment of the Obligations. Such Collateral Agent Advances shall be subject to Section 10.08 of the Financing Agreement and the terms contained in this Agreement.The Collateral Agent Advances shall constitute “Obligations” under the Financing Agreement and this Agreement, shall accrue interest at a rate per annum equal to the rate of interest applicable to the Term Loan in accordance with Section 2.04(a) of the Financing Agreement, be guaranteed by the other Borrowers, as applicable, and the Guarantors and shall be secured by the Collateral. The Loan Parties, the Administrative Agent and the Lenders hereby acknowledge and agree that this letter agreement constitutes a “Loan Document” under the Financing Agreement.
(b)            The obligation of the Collateral Agent to make any Collateral Agent Advance is subject to satisfaction, or written waiver by the Collateral Agent, of each of the following conditions precedent:
(i)            no Termination Event shall have occurred or would result from the making of such Collateral Agent Advance;
(ii)            the Cash Flow Plan shall demonstrate the necessity of such Collateral Agent Advance; and
(iii)            delivery by the Loan Parties of an executed Collateral Agent Advance Request, which shall specify the principal amount of such Collateral Agent Advance and the use of proceeds thereof.
8.            Representations and Warranties. Each of the Loan Parties represents and warrants to the Agents and the Lenders as follows:

(a)            The execution, delivery and performance by each Loan Party of this Agreement and all documents executed in connection with this Agreement (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Loan Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Loan Party or any of such Loan Parties’ properties, and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to such Loan Parties’ property.
(b)            This Agreement and all documents executed in connection with this Agreement constitutes the legal, valid and binding obligations of the Loan Parties, enforceable against each such Loan Party in accordance with its terms.
(c)            The representations and warranties contained in this Agreement and the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Forbearance Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date) (except to the extent any such representation or warranty is incorrect solely by reason of the occurrence and continuance of any Specified Event); and no Default or Event of Default (other than an Existing Event of Default or an Event of Default that may arise because of any Specified Event) has occurred and is continuing on and as of the Forbearance Effective Date.
(d)            Neither the Lenders nor the Agents have made any assurances concerning (i) the manner in which or whether any Existing Event of Default or any default that may arise because of any Specified Event may be resolved or (ii) any additional forbearance, waiver, restructuring or other accommodations, including any further extensions of credit to any of the Loan Parties.
9.            Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against, the Agents or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) the Agents and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties and their Affiliates under the Financing Agreement and the other Loan Documents. Notwithstanding the foregoing, the Agents and the Lenders desire (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Forbearance Effective Date arising out of, connected with or related in any way to this Agreement, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Agents or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans, or the management of such Loans or the Collateral on or prior to the Forbearance Effective Date.
10.            Affirmation of Obligations.  Each of the Loan Parties hereby acknowledges, agrees and affirms (a) its Obligations (including the Collateral Agent Advances) under the Financing Agreement and the other Loan Documents, including, without limitation, its guaranty obligations thereunder, (b) that such guaranty shall apply to the Obligations (including the Collateral Agent Advances) in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations (including the Collateral Agent Advances) in accordance with the terms thereof (subject to Permitted Liens). Except as modified by this Agreement, each Loan Party acknowledges, ratifies, reaffirms, and agrees that each of the Loan Documents and the perfected liens and security interests created thereby in favor of the Agents for the benefit of the Lenders in the Collateral are, and will remain, in full force and effect and binding on all of the Loan Parties and are hereby ratified and confirmed in all respects. Each Loan Party acknowledges, ratifies and reaffirms all of the terms and provisions of the Loan Documents (including, without limitation, the Financing Agreement), except as modified herein, which are incorporated by reference as of the Forbearance Effective Date as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases and indemnifications contained therein. This Agreement amends and restates the Forbearance Agreement. Except as otherwise expressly provided herein, all references in the Financing Agreement or any other Loan Document to the “ Forbearance Agreement “, “thereto”, “thereof’, “thereunder” or words of like import referring to the Forbearance Agreement shall mean the Forbearance Agreement as amended and modified by this Agreement. This Agreement shall be effective only in the specific instances and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreement which terms and conditions shall remain in full force and effect.
11.            Outstanding Indebtedness. Each of the Loan Parties hereby acknowledges and agrees that as of October 6, 2023, the aggregate outstanding principal amount of the Loans is $103,230,767.16 (which amount does not include any Collateral Agent Advances) and that such principal amount is payable pursuant to the Financing Agreement without defense, offset, withholding, counterclaim or deduction of any kind. The foregoing amount does not include interest, other fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Financing Agreement and the other Loan Documents.
12.            No Waiver. Except as expressly set forth herein, the terms and conditions of the Financing Agreement and the other Loan Documents shall remain in full force and effect. Nothing in this Agreement shall be deemed to be or construed as a waiver of any Existing Event of Default or any Event of Default that may occur because of any Specified Event or of any right, remedy or claim of the Agents or the Lenders with respect thereto, and the Agents and the Lenders specifically reserve the right to exercise any such right, remedy or claim based upon any Event of Default now existing or hereafter arising (except to the extent set forth herein in the case of Existing Events of Default or Events of Default that may occur because of any Specified Event).
13.            Agreement as Loan Document; Enforcement. The Loan Parties, the Administrative Agent and the Lenders hereby acknowledge and agree that this Agreement constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by the Loan Parties under or in connection with this Agreement shall have been untrue, false or misleading in any material respect when made, or (ii) the Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Agreement. Nothing contained in this Agreement shall prejudice or otherwise affect the Lender’s rights to enforce the provisions contained herein upon the default by any Loan Party in the performance thereof.
14.            Headings. Section headings used herein are for the convenience of the parties only and shall not constitute a part of this Agreement for any other purpose.
15.            Amendments; Extensions. The terms of this Agreement may be modified, waived, or amended and the Forbearance Period may be extended only by a writing executed by all of the parties hereto.
16.            Entire Agreement; Continuing Effect. This Agreement constitutes the entire understanding among the parties hereto as to the subject matter hereof and supersedes any and all prior agreements or understandings concerning the Forbearance by the Administrative Agent or any of the Lenders in exercising any of their rights against the Loan Parties or their properties. Except as expressly provided herein, the Loan Documents shall continue unchanged and in full force and effect, and all rights, powers and remedies of the Agents and the Lenders thereunder are expressly reserved and unaltered.
17.            Expenses. The Borrowers hereby agree to pay all expenses incurred by the Agents and each of the Lenders in connection with the matters relating to the negotiation, preparation and execution of this Agreement, and the modification or enforcement of any of the terms hereof, including, without limitation, the reasonable fees and disbursements of counsel to the Agents and each of the Lenders.
18.            Governing Law; Waiver of Jury Trial.

(a)            This Agreement shall be governed by, construed under and enforced in accordance with the laws of the State of New York, without regard to choice of law principals.
(b)            The Loan Parties, the Agents and the Lenders each hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Agents or the Lenders in the negotiation, administration, performance or enforcement hereof.
19.            Arms-Length/Good Faith. This Agreement has been negotiated at arms-  length and in good faith by the parties hereto.
20.            Review and Construction of Documents. Each Loan Party hereby acknowledges, and represents and warrants to the Agents and the Lenders, that:
(a)            such Loan Party has had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Agreement with their legal counsel;
(b)            such Loan Party has carefully reviewed this Agreement and fully understand all terms and provisions of this Agreement;
(c)            such Loan Party has freely, voluntarily, knowingly and intelligently entered into this Agreement of their own free will and volition;
(d)            none of the Agents or the Lenders has a fiduciary relationship with any Borrower or any Loan Party, and the relationship between the Agents and the Lenders, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor; and
(e)            no joint venture exists among the Loan Parties, the Agents and the Lenders.
21.            Counterparts. This Agreement may be signed in counterparts by the parties hereto, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally effective as delivery of an original executed counterpart of this Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

SPARK NETWORKS SE

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

SPARK NETWORKS, INC.

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

ZOOSK, INC.

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

Email address for notice purposes, effective with respect to the Borrowers: birdnowbrown@gmail.com

A&R Forbearance Agreement and
Collateral Advance Agreement

GUARANTORS:

SPARK NETWORKS SERVICES GMBH

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

SPARK NETWORKS USA, LLC

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

SMOOCH LABS INC.

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

MINGLEMATCH, INC.

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

SPARK NETWORKS LIMITED

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

LOV USA, LLC

By:	/s/ Kristie Goodgion
	Name:	Kristie Goodgion
	Title:	Chief Financial Officer

Email address for notice purposes,
effective with respect to the
Guarantors: birdnowbrown@gmail.com

A&R Forbearance Agreement and
Collateral Advance Agreement

MGG INVESTMENT GROUP LP,
as the Administrative Agent and the Collateral Agent

By: MGG GP LLC, its general partner

By:	/s/ Kevin F. Griffin
Name:	Kevin F. Griffin
Title:	Chief Executive Officer

Email address for notice purposes:
creditagreementnotices@mgginv.com

A&R Forbearance Agreement and
Collateral Advance Agreement

LENDERS:

MGG SPECIALTY FINANCE FUND II LP
MGG SF EVERGREEN FUND LP
MGG SF EVERGREEN UNLEVERED FUND LP
MGG INSURANCE FUND SERIES INTERESTS
OF THE SALI MULTI-SERIES FUND, LP
MGG SF EVERGREEN MASTER FUND
(CAYMAN) LP
MGG SF EVERGREEN UNLEVERED MASTER
FUND II (CAYMAN) LP
MGG CANADA FUND LP
MGG ONSHORE FUNDING II LLC
MGG SF DRAWDOWN UNLEVERED FUND II
(LUXEMBOURG) SCSp
MGG SF DRAWDOWN UNLEVERED FUND III
(LUXEMBOURG) SCSp
MGG OFFSHORE FUNDING I LLC
MGG SF EVERGREEN UNLEVERED FUND 2020 LP
MGG SF DRAWDOWN UNLEVERED FUND III LP
MGG SF DRAWDOWN UNLEVERED MASTER
FUND III (CAYMAN) LP

By: MGG Investment Group LP, on behalf of each of
the above, as Authorized Signatory

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	Chief Executive Officer

Email address for notice purposes:
creditagreementnotices@mgginv.com

A&R Forbearance Agreement and
Collateral Advance Agreement

Schedule A
Specified Events
1.
Event of Default that arises under Section 9.01(c)(i) of the Financing Agreement as a result of the Loan Parties’ failure to deliver the financial statements required by Section 7.01(a)(iii) accompanied by a report and an opinion that does not include any qualification, exception or explanatory paragraph expressing substantial doubt about the ability of the Parent or any of its Subsidiaries to continue as a going concern or any qualification or exception as to the scope of such audit.

2.
Event of Default that arises under Section 9.01(c)(i) of the Financing Agreement as a result of the Loan Parties’ failure to comply with Section 7.03(d) of the Financing Agreement for the twelve (12) consecutive month period ending June 30, 2023 and the twelve (12) consecutive month period ending September 30, 2023.

3.	Event of Default that arises under Section 9.01(c)(i) of the Financing Agreement as a result of the Loan Parties’ failure to comply with Section 7.03(c) of the Financing Agreement.
4.
Event of Default that arises under Section 9.01(c)(i) of the Financing Agreement as a result of the Loan Parties’ failure to comply with Section 7.03(a) of the Financing Agreement for the four (4) consecutive fiscal quarter period ended June 30, 2023 and the four (4) consecutive fiscal quarter period ended September 30, 2023.

5.	The commencement by the Parent of the StaRUG Proceeding and any action taken by the Restructuring Court in connection with Restructuring Plan.
6.	The commencement by any Loan Party of a Chapter 15 Proceeding.

ANNEX I

FORM OF COLLATERAL AGENT ADVANCE REQUEST

SPARK NETWORKS, INC.
3731 W South Jordan Pkwy
Ste 102-405
South Jordan, UT 84009

MGG Investment Group LP, as Administrative Agent
under the below-referenced Financing Agreement
One Penn Plaza, 53rd Floor
New York, New York 10119

Ladies and Gentlemen:

Reference is made to the Financing Agreement, dated as of March 11, 2022, by and among Spark Networks SE, a Societas Europaea (Europäische Gesellschaft) with registered seat in Munich, Federal Republic of Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich, Federal Republic of Germany under HRB 232591 (the “Parent”), Spark Networks, Inc., a Delaware corporation (“Spark Networks”), Zoosk, Inc., a Delaware corporation (“Zoosk”, and together with the Parent, Spark Networks, and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each, a “Borrower” and, collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each, a “Guarantor” and, collectively, the “Guarantors”), the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), MGG Investment Group LP, a Delaware limited partnership (“MGG”), as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and MGG, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent” and, together with the Collateral Agent, each, an “Agent” and, collectively, the “Agents”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

This Collateral Agent Advance Request represents the Borrowers’ request for a Collateral Agent Advance in the principal amount of [$_____] (the “Requested Collateral Agent Advance”) with a borrowing date of [___], 2023.

The Request Collateral Agent Advance shall be used as follows: [_____________].

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Dated: ___________________
ADMINISTRATIVE BORROWER:

SPARK NETWORKS, INC.

By:____________________________________
       Name:
       Title: